2007 Institutional Investor Day Leveraging A Solid Foundation St. Paul, Minnesota October 3, 2007 120 Years Exhibit 99.2

Slide 2
Institutional Investor Day 2007
120 Years
Board of Directors
• Juliana Chugg
Senior Vice President, General Mills, and
President of its Pillsbury USA division
Director since 2007
• Knut Kleedehn
Former President and Senior Country
Representative, Bayer AG
Director since 2001
• J. Michael Losh
Former Chairman, Metaldyne Corporation
Director since 2001
• Richard L. Marcantonio
Chairman and Chief Executive Officer,
G&K Services, Inc.
Director since 2004
• Lee R. Mitau
Non-Executive Chairman, H.B. Fuller
Company
Executive Vice President and General
Counsel, U.S. Bancorp
Director since 1996
• Alfredo L. Rovira
Managing Partner, Brons & Salas
Director since 2003
• John C. van Roden, Jr.
Former Executive Vice President and Chief
Financial Officer, Glatfelter, Inc.
Director since 2003
• R. William Van Sant
President and Chief Executive Officer, Paladin
Brands
Director since 2001
• Michele Volpi
President and Chief Executive Officer, H.B.
Fuller Company
Director since 2006

Slide 3
Institutional Investor Day 2007
120 Years
Executive Committee
Michele Volpi
President & CEO
Jim McCreary
VP, Interim CFO
Fabrizio Corradini
VP, CSO
Monica Moretti
VP, CMO
Ann Parriott
VP, Human Resources
Kevin Gilligan
VP, Asia Pacific
Jan Muller
VP, Europe
Jay Scripter
VP, North America
Ramon Tico
VP, Latin America
Tim Keenan
VP, General Counsel

2007 Investor Day Leveraging A Solid Foundation St. Paul, Minnesota October 3, 2007 120 Years

Slide 5
Institutional Investor Day 2007
120 Years
Safe Harbor
• Certain matters discussed today may include 'forward looking statements' as that term is defined under the Private Securities
Litigation Reform Act of 1995.  Since such statements reflect our current expectations, actual results may differ as they are subject to the kinds of risks that are enumerated in the Company’s Securities and
Exchange Commission (SEC) filings.
• The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect actual events or circumstances after the date of such statements.

Slide 6
Institutional Investor Day 2007
120 Years
Regulation G
• During today’s meeting we will be discussing certain non-GAAP financial measures, specifically, operating income and EBITDA.
Management believes that a discussion of these measures is useful to investors because it assists in understanding the operating
performance of the Company and its operating segments.  The non-
GAAP information discussed may not be consistent with the
methodologies used by other companies.  All non-GAAP information is reconciled with reported GAAP results on the last page of this presentation.
• For more information, please refer to our recent press release, quarterly reports on form 10Q, and annual report on form 10K filed with the Securities and Exchange Commission; all of which are available on our website at www.hbfuller.com
under the “Investor
Relations” section.

Slide 7
Institutional Investor Day 2007
120 Years
Objectives
• Background: Where we came from
• Situation Analysis: Where we are today
• Vision: Where we are going, what we will
accomplish
• Detail our strategy to continue to generate
shareholder value for the long term
• Review our new long-term goals
• Answer any questions you may have

Slide 8
Institutional Investor Day 2007
120 Years
Agenda
• Michele Volpi, President and Chief Executive Officer
H.B. Fuller: Past, present, and future
• Fabrizio Corradini, Chief Strategy Officer
Platforms for organic growth
Strategic approach to M&A
• Monica Moretti, Chief Marketing Officer
The role of innovation: New products and key platforms
How we will accelerate new business development
• Jim McCreary, Interim Chief Financial Officer
Financial position
Key metrics, aligned with TSR
• Michele Volpi, President and Chief Executive Officer
New long-term goals
• Questions and Answers Session

2007 Investor Day Past, Present, and Future Michele Volpi President and Chief Executive Officer 120 Years

Slide 10
Institutional Investor Day 2007
120 Years
Formerly A Manufacturing Model
Distributors
Raw
material
providers
Polymerization Compounder
Converters
End-product
manufacturers
OEMs
H.B. Fuller’s core position
H.B. Fuller’s end-customers Other industry players
H.B. Fuller’s customers
Provides raw
materials used
in adhesive
production
Combines raw
materials into
polymers
Manufactures
polymers into
adhesives
Formulator/
Seller
Sells adhesives
finished goods
Manufacturers
complementary
products

Slide 11
Institutional Investor Day 2007
120 Years
3.0%
3.2%
3.6%
3.8%
3.7%
3.6%
3.2%
2.6%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04
4.8%
4.8%
5.0%
5.2%
5.0%
5.2%
4.7%
4.4%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04
22.7% 22.8%
22.7%
22.3%
22.2%
22.0%
22.4%
22.0%
18.0%
19.0%
20.0%
21.0%
22.0%
23.0%
Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04
27.5%
27.6%
27.7%
27.5%
27.3%
27.2%
27.1%
26.4%
25.0%
25.5%
26.0%
26.5%
27.0%
27.5%
28.0%
Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04
Preamble: Turnaround Required
TTM GROSS MARGIN TTM SG&A EXPENSE
TTM OPERATING MARGIN* TTM RETURN ON ASSETS
LACK OF PROFITABLE GROWTH
HIGH COST STRUCTURE
POOR PROFITABILITY PROFILE
LIMITED BALANCE SHEET FOCUS
* Operating margin is a non-GAAP financial measure defined as gross profit less SG&A expense, divided by net revenue; reconciliations are provided on slide 56

Slide 12 Institutional Investor Day 2007 120 Years (25%) (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 25% 30% 35% 40% S&P 500 HB FULLER TSR Pre-Turnaround Below Market Returns

Slide 13
Institutional Investor Day 2007
120 Years
Turnaround, The First Chapter
Chapter 1
Turnaround
Chapter 2
Improved pricing discipline
Addressed cost structure
Established Lean Six Sigma
Started repositioning of
product  lines and business
portfolio
Started addressing capital
structure
Improved drive and
accountability of Net
Working Capital
New leadership and
organization introduced
Chapter 3
2005 2006 2007 2008 2009 2010 2011 2012+
Transformational Journey Just Started

Slide 14
Institutional Investor Day 2007
120 Years
2.9%
3.3%
4.0%
5.1%
5.9%
5.1%
5.7%
5.5%
6.3%
6.9%
7.2%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
4.3%
4.1%
4.8%
5.5%
6.4%
7.2%
7.8%
7.8%
8.3%
8.7%
9.1%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
21.8%
21.5%
20.9%20.9%
20.6% 20.6%
20.3%
20.7%
20.4%
20.1%
19.9%
18.0%
19.0%
20.0%
21.0%
22.0%
23.0%
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
26.1%
25.6%
25.7%
26.4%
27.0%
27.9%
28.1%
28.5%
28.7% 28.7%
29.0%
24.0%
25.0%
26.0%
27.0%
28.0%
29.0%
30.0%
Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07
Results of Actions
TTM GROSS MARGIN TTM SG&A EXPENSE
TTM OPERATING MARGIN* TTM RETURN ON ASSETS
Up ~300 bps Down ~200 bps
Up ~500 bps Up ~450 bps
* Operating margin is a non-GAAP financial measure defined as gross profit less SG&A expense, divided by net revenue; reconciliations are provided on slide 56

Slide 15 Institutional Investor Day 2007 120 Years TSR Post Turnaround Above Market Returns (20%) 0% 20% 40% 60% 80% 100% 120% 140% S&P 500 HB FULLER

Slide 16
Institutional Investor Day 2007
120 Years
Leveraging a Solid Foundation
Foundation Strengths
Leverage Factors
• Balance sheet
Investment grade credit rating
Underlevered
• Scalable organization
• Capacity utilization
• Customer relationships
• Distribution channels
• Empowered and talented associates
• Enhanced profitability profile
• Robust processes developed through
Lean Six Sigma methodology
Pricing
Productivity
• Value-added/Differentiated products
and services and brands
• Global footprint
• Technology portfolio
The Stage is Set For Growth

Slide 17
Institutional Investor Day 2007
120 Years
Chapters 2 & 3…The Next Leg
Chapter 1
Turnaround
Chapter 2
Grow the Core
Improved pricing discipline
Addressed cost structure
Established Lean Six Sigma
Started repositioning of
product  lines and business
portfolio
Started addressing capital
structure
Improved drive and
accountability of Net
Working Capital
New leadership and
organization introduced
Invest to Grow
Chapter 3
Expansion
2005 2006 2007 2008 2009 2010 2011 2012+
Transformational Journey Accelerates
LSS focus on growth
Customer intimacy
Innovation
Resource key programs
Talent enhancement
Geographic expansion
M&A and divestitures
Talent acquisition
Partnerships

Slide 18
Institutional Investor Day 2007
120 Years
Integrated Solutions Partner
Distributors
Raw
material
providers
Polymerization Compounder
Converters
End-product
manufacturers
OEMs
H.B. Fuller’s position
H.B. Fuller’s end-customers Other industry players
H.B. Fuller’s partners
Provides raw
materials used
in adhesive
production
Combines raw
materials into
polymers
Manufactures
polymers into
adhesives
Formulator/
Seller/
Marketer
Specifies, sells,
markets adhesives
finished goods
Manufacturers
complementary
products

Slide 19
Institutional Investor Day 2007
120 Years
Market & Technology Focus
Efforts Around Specialty Products and Applications
Fast-Moving
Consumer Goods
Textiles Hygiene Packaging
Construction
Flooring
Perf.
Wood
RHM HM HM
Cement,
WB, RHM
RHM
OEM and Strategic Account Focus OEMs and Distributors
Insulating
Glass
RHM,
Sealants
End Market
Technology*
Customer
* HM = Hot Melt, RHM = Reactive Hot Melt, WB = Water Based

Slide 20
Institutional Investor Day 2007
120 Years
• Faster GDP growth
areas
• Leverage local strengths
and capabilities
• Capturing
manufacturing migration
• Emerging consumer
class
Faster Growth Areas... Key Component of Growth
India
Eastern
Europe
Rationale
Middle East
& Africa
Go To Market Models
China
• Acquisitions
• Joint ventures
• Greenfield
• SG&A investments
• Additional CAPEX
Brazil &
Mexico
Geographic Expansion

Slide 21
Institutional Investor Day 2007
120 Years
Previous Long-Term Metrics
GOAL
Revenue Growth
[Including Acquisitions]
10% • Acquisitions an unpredictable factor
• Foreign exchange translation source of noise
Gross Margin 30% • Appropriate for driving turnaround and
repositioning
• Volume insensitive
SG&A Expense 18% • Limits flexibility in investing for growth
Operating Margin* 12% • Includes non-cash expenses
Net Working Capital 14% • Not addressing total asset base
METRIC
CURRENT PERSPECTIVE
Need To Introduce Specific Timeline And ROI Guidelines
* Operating margin is a non-GAAP financial measure defined as gross profit less SG&A expense, divided by net revenue

Slide 22
Institutional Investor Day 2007
120 Years
• Turnaround, reshaping company foundation
• Differentiated approach to value chain front end
focus
• Balanced market focus and portfolio
• Investments in geographic expansion
• Innovation and value selling
• Strategic M&A to complement organic growth
Forward Path Summary
Turnaround Leading to Transformation

2007 Investor Day Strategy Office: Charting and executing on profitable, sustainable growth Fabrizio Corradini Vice President, Chief Strategy Officer 120 Years

Slide 24 Institutional Investor Day 2007 120 Years Key Platforms for Growth Strategy Innovation Goals and objectives Key Commercial Processes Values & culture Enabling systems, processes and structure

Slide 25
Institutional Investor Day 2007
120 Years
Strategy
• Taking a longer outlook – 5 year
view – invest in the business
• Areas of focus:
Customer intimacy: value-added solutions
Innovation
Complete geographical footprint in key growth areas
• Investment areas
Innovation
Human capital
Systems
Processes
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure

Slide 26
Institutional Investor Day 2007
120 Years
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure
Innovation – Three Areas of Focus
• Better use of what exists:
Rationalizing/Leveraging product
portfolio
Exploiting/Completing IP portfolio
Translating best practices
Localizing
• Optimizing customer-driven innovation process
• Invention (internal and external): spotting and
seizing future opportunities, targeted around
four core platforms (more later…)

Slide 27
Institutional Investor Day 2007
120 Years
LSS Resources Shift To Growth
• Global process improvement
program to launch in October
2007
• Thorough review of the
company’s commercial processes
• Strengthen LSS program: more robust global
standards, decentralization of efficiency efforts
• Global focus maintained on pricing and
continued deployment of CRM tools
(Salesforce.com)
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure

Slide 28
Institutional Investor Day 2007
120 Years
Performance Management
• Establishment of a set
of “balanced” KPIs
• Unify/align and lengthen horizon
• Monitoring of execution and
action taken on variance
• Goals and objectives cascaded down to
individual level and tied to compensation plan
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure

Slide 29
Institutional Investor Day 2007
120 Years
Building A Growth Culture
• Environment that rewards
performance
• Accountability
• Planning and project discipline as “way-of-life”
• Innovation
• Focus on the customer
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure

Slide 30
Institutional Investor Day 2007
120 Years
Leaner, Better Performing Structure
• More fluid organization, rid of
internal “silos”
• Process > Function
• Corporate functions driven by
clear value-added accountabilities
• Right local/global balance
• Upgrading and aligning the role of IT
Strategy
Innovation
Goals and objectives
Key Commercial
Processes
Values & culture
Enabling systems, processes  and structure

Slide 31
Institutional Investor Day 2007
120 Years
M&A: Disciplined, Proactive Approach
• Learned from past high/low-lights
• Strategy-driven, proactive sourcing
• Process discipline: origination to integration
• Financial discipline: pricing/ROI hurdles
Targeting short-term accretion
Timeline for accretion to EPS and contribution to
ROI metrics (<3yrs)
Differentiate between small “bolt-ons” from larger
deals
• Continuously scanning opportunities

Slide 32
Institutional Investor Day 2007
120 Years
Strategic “Lenses” For External Growth
Builds on our strengths
• Surface technology
• Assembly & dispensing
• Innovation/performance
• Differentiation
• Customer intimacy
• Global distribution
• Local sales/tech support
• Global manufacturing
• Organic growth
• EBITDA margin
• ROI metric
• EPS share
Parameters
Tests for Businesses
Coherent with our
management focus
Leverages assets
(tangible and intangible)
Contributes to meeting
our financial targets

Slide 33
Institutional Investor Day 2007
120 Years
Types of Transactions Envisioned
Scale plays
Geographical
expansion
“Bolt-on”
acquisitions
Source of Value
• Limited options – be creative
(club deals, carve-outs…)
• Small targets – easier to
integrate – after careful due
diligence
• Scale: Market coverage and
investment capacity
• Cost synergies
Description
• Growth through HBF
technology, processes and
international customers
• Acquire product/technology
and/or customer base
• Extension within core business
• Small targets – easier to integrate
• Seamless
commercial/technical
integration
• High commercial synergies,
cost out.

2007 Investor Day New Product Introduction Monica Moretti Vice President, Chief Marketing Officer 120 Years

Slide 35
Institutional Investor Day 2007
120 Years
Marketing & Technology
R&D
Marketing
Global Accounts
• Material science
• Modeling and testing
• Application science
• Field market development
• Industry management
• Product portfolio management
• Brand management
• Customer intimacy
• Long-term growth

Slide 36
Institutional Investor Day 2007
120 Years
• The challenges of our customers are our own
inspiration…beyond bonding
Broaden the scope to total value delivered
Strengthen collaboration through value chain
Open innovation
• It’s all about our customers
Intense pre-work to get to know customers’ needs at
all levels
Leverage Lean Six Sigma tools
Be the partner for the future…globally and locally
Focus On The Customer

Slide 37
Institutional Investor Day 2007
120 Years
• Fast-moving consumer goods and construction focus
• High level of intimacy with strategic accounts
• Diligent stage-gate approach to drive development &
market investigation
• Disciplined use of Lean Six Sigma tools
New Products Evolution
0%
5%
10%
15%
20%
25%
2003 2004 2005 2006 YTD
2007
13.2%
14.4%
17.8%
17.4%
21.0%
NEW PRODUCT SALES/TOTAL SALES
• Q3 2007: 21.5% NPS
• Higher margin
• Innovative content
• Strong pipeline
• Target: 25%+

Slide 38
Institutional Investor Day 2007
120 Years
Green
•
Consumer Health
•
Care for the
environment
Performance
To Fit
•
Optimize/Enhanced
adhesion
•
Lower application
temperature
Multi
Functionality
•
Beyond adhesion
Value-Added
Technologies
•
Process and supply
chain optimization
Performance
New Products Platforms

Slide 39
Institutional Investor Day 2007
120 Years
Innovation in Action
Platform(s): Performance to fit and Value-Added
Technologies
Challenge: Bottles used to package common
products like detergent, cooking oil, etc.
require costly flame pre-treatment for
label application
Product: LiquiLoc ®
Solution: A unique adhesive technology that
eliminates the need for flame treatment
through superior adhesion to the
untreated surface

Slide 40
Institutional Investor Day 2007
120 Years
Innovation in Action
Platform(s): Value Added Technologies
Challenge: Water-based and UF adhesives used in
manufacturing involve lengthy and costly
drying times
Product: Rapidex ® product line for lean panel
Solution: LEAN panel program enables customers
to modify their processes and increase
capacity, decrease cycle time, decrease
waste and energy by using reactive
hot melt adhesive technology

Slide 41
Institutional Investor Day 2007
120 Years
Innovation in Action
Platform(s): Multi-Functionality
Challenge: Packaging customers need to bind
multiple units together during
production, then unbundle them later
in the supply chain
Customers using tapes for years to
pair soft drinks for easer internal
conveying; process leading to
damage packaging when the
products separated by the retailers
Product:
SmartGrip™
Solution: A temporary adhesive that creates a
strong bond for a limited period of
time, then cleanly releases – a new
patent-pending technology

Slide 42
Institutional Investor Day 2007
120 Years
Platform(s): Multi-functionality and Performance to
Fit
Challenge: Create a next-generation grout that
eases tile ceramic tile installation –
especially for the do-it-yourselfer
Product: TEC ™ AccuColor Easy ™ Ready-to-
Use Grout
Solution: Delivers unmatched stain resistance,
highly durable, color true, mold and
mildew resistant, only RTU that can be
used in intermittent wet areas such as
showers, can be applied over existing
grout for touch-ups, two patents for its
unique technology
Innovation in Action

Slide 43
Institutional Investor Day 2007
120 Years
Running a Different Race
• Focused now on market-driven products and
solutions - “Outside in”
• Empowering the regions to better “read” and
address the market
• Solid, focused new products process in place
• Driving Lean Six Sigma discipline
• Solid pipeline to drive profitable growth

2007 Investor Day Financial Strength Enabling Growth Jim McCreary Vice President, Interim Chief Financial Officer 120 Years

Slide 45
Institutional Investor Day 2007
120 Years
• Strong financial position
Strong free cash flow
Commitment to investment grade credit rating
Unlevered balance sheet
• Capital allocation
Growth
Mergers and acquisitions
Share repurchases
Strength & Flexibility

Slide 46
Institutional Investor Day 2007
120 Years
Credit Metrics*
39.9%
33.7%
47.3%
38.3%
55.1%
0%
10%
20%
30%
40%
50%
60%
2003 2004 2005 2006 TTM Q3
2007
FFO/DEBT
2.1x
2.4x
1.8x 1.8x
1.3x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
2003 2004 2005 2006 TTM Q3
2007
DEBT/EBITDA
39.3%
39.0%
36.1%
33.9%
26.2%
0%
10%
20%
30%
40%
2003 2004 2005 2006 TTM Q3
2007
DEBT/TOTAL CAPITAL
7.7x
7.2x
10.1x
10.7x
13.4x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
14.0x
2003 2004 2005 2006 TTM Q3
2007
EBITDA INTEREST COVERAGE
* Rating agency definitions

Slide 47
Institutional Investor Day 2007
120 Years
ROGI: Key New Metric Introduced
[Gross Profit
-
SG&A Expense]
*
(1 – Tax Rate)
+
Depreciation Expense
+
Amortization Expense
-
Maintenance CAPEX
Total Assets
(Including Goodwill)
+
Accumulated
Depreciation
-
Non-Debt
Current Liabilities
-
Cash
GROSS CASH FLOW
GROSS INVESTMENT
/

Slide 48
Institutional Investor Day 2007
120 Years
ROGI Calculation (TTM Q3 2007)
Q4 2006 Q1 2007 Q2 2007 Q3 2007
TTM Q3
2007
Net Revenue 395.6 351.8 373.5 367.9 1,488.8
Less: Cost of Good Sold 283.2 249.5 265.4 259.3 1,057.3
Gross Profit 112.5 102.3 108.1 108.6 431.5
Less: SG&A Expense 81.9 73.6 70.9 69.2 295.7
Operating Income 30.5 28.7 37.2 39.4 135.8
Operating Income 30.5 28.7 37.2 39.4 135.8
Less: Taxes At Assumed 29% Rate 8.9 8.3 10.8 11.4 39.4
Plus: Depreciation Expense 10.0 9.3 9.3 9.7 38.4
Plus: Amortization Expense 3.1 4.9 3.1 3.0 14.0
Less: Maintenance CAPEX (Assumed 50% of Dep Exp) 5.0 4.7 4.7 4.8 19.2
Gross Cash Flow 29.7 29.9 34.2 35.8 129.6
Total Assets 1,401.5
Plus: Accumulated Depreciation 545.1
Less: Non-debt Current Liabilities 262.6
Less: Cash 219.2
Gross Investment 1,464.9
Gross Cash Flow 129.6
Divided by: Gross Investment 1,464.9
Return on Gross Investment 8.9%

Slide 49
Institutional Investor Day 2007
120 Years
• Shareholders
Highly correlated to TSR
Measure of cash return on gross cash investment
True measure of return on investment
• Business Reasons for ROGI
Better way to internally measure performance
Less susceptible to gaming, focused on the long term
• Increasing ROGI
Profitable organic growth
Leveraging fixed asset base
Eliminating non-productive assets
Why Is ROGI Relevant?

Slide 50 Institutional Investor Day 2007 120 Years ROGI History 5.9% 5.9% 7.3% 7.5% 8.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 2003 2004 2005 2006 TTM Q3 2007

Slide 51
Institutional Investor Day 2007
120 Years
• Strong financial position
• Able and willing to invest for growth
• Prudent and balanced approach to capital
allocation
• Committed to investment grade credit rating
• Focused on return on gross investment and
driving long-term shareholder value creation
Financial Summary

2007 Investor Day New Long Term Goals Michele Volpi President and Chief Executive Officer 120 Years

Slide 53
Institutional Investor Day 2007
120 Years
Growing At Higher Profitability Profile
• Organic Growth
Goal: 3 – 5% CAGR
Eliminates noise from acquisitions and
foreign currency translation
• Diluted Earnings Per Share Growth
Goal: 10 – 15% CAGR
Commitment to consistent EPS growth
Clear Timeline For Sustainable Growth
• EBITDA Margin*
Goal: 14 – 16%
“Cash” operating margin
More supportive of growth
• Return on Gross Investment (ROGI)
Goal: 10 – 12%
Includes goodwill, important to M&A
discipline
Strongly correlated to TSR
GROWTH METRICS
2008 - 2012
PROFITABILITY METRICS
2012
* EBITDA is a non-GAAP financial measure defined as gross profit less SG&A expense plus depreciation expense plus amortization expense, divided by net revenue

Slide 54
Institutional Investor Day 2007
120 Years
Recap
• Proud of our past, energized and confident in
the future and well positioned for growth
• Ready, willing, and able to invest for growth
• Alignment on all fronts
Leadership team and organization structure
Vision and strategy
Processes and tools
Financial metrics
• Focused and committed to significant and
sustainable TSR

120 Years

Slide 56
Institutional Investor Day 2007
120 Years
Regulation G Reconciliations
SLIDE 11 - PREAMBLE: TURNAROUND REQUIRED
1000's $ Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004
Net Revenue 276,422       300,743       296,139       304,418       277,770       305,822       304,292       326,594       300,233       342,059       329,769       358,872
Less: Cost of Good Sold 205,750       218,305       216,724       219,991       199,832       220,920       221,681       238,084       219,139       247,939       241,614       271,450
Gross Profit 70,672         82,438         79,415         84,427         77,938         84,902         82,611         88,510         81,094         94,120         88,155         87,422
Less: SG&A Expense 65,464         67,646         64,109         68,624         67,831         69,675         64,544         68,707         72,172         74,440         76,112         69,499
Operating Income 5,208           14,792         15,306         15,803         10,107         15,226         18,068         19,803         8,922           19,680         12,043         17,923
TTM Net Revenue 1,179,070    1,184,149    1,192,302    1,214,478    1,236,941    1,273,178    1,298,655    1,330,933
TTM Operating Income 56,009         56,443         59,205         63,205         62,020         66,473         60,448         58,568
TTM Operating Margin 4.8% 4.8% 5.0% 5.2% 5.0% 5.2% 4.7% 4.4%
SLIDE 14 - RESULTS OF ACTIONS
1000's $ Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007
Net Revenue 342,059       329,769       358,872       334,660       367,718       340,284       394,412       333,011       371,807       371,943       395,630       351,755       373,515       367,891
Less: Cost of Good Sold 247,939       241,614       271,450       248,642       273,714       247,235       287,996       238,910       264,301       266,115       283,182       249,465       265,369       259,288
Gross Profit 94,120         88,155         87,422         86,018         94,004         93,049         106,416       94,101         107,506       105,828       112,448       102,290       108,146       108,603
Less: SG&A Expense 74,440         76,112         69,499         77,424         75,458         70,735         76,618         73,247         76,299         72,980         81,932         73,620         70,943         69,228
Operating Income 19,680         12,043         17,923         8,594           18,546         22,314         29,798         20,854         31,207         32,848         30,516         28,670         37,203         39,375
TTM Net Revenue 1,365,360    1,391,019    1,401,534    1,437,074    1,435,425    1,439,514    1,471,173    1,472,391    1,491,135    1,492,843    1,488,791
TTM Operating Income 58,240         57,106         67,377         79,252         91,512         104,173       114,707       115,425       123,241       129,237       135,764
TTM Operating Margin 4.3% 4.1% 4.8% 5.5% 6.4% 7.2% 7.8% 7.8% 8.3% 8.7% 9.1%